Van Kampen
U.S. Government
Fund
SEMIANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                      SIX-MONTH DIVIDEND HISTORY       6
                                ASSET ALLOCATION       6
                             COUPON DISTRIBUTION       6
                 Q&A WITH YOUR PORTFOLIO MANAGER       7
                               GLOSSARY OF TERMS      11

                                  BY THE NUMBERS
                         YOUR FUND'S INVESTMENTS      12
                            FINANCIAL STATEMENTS      17
                   NOTES TO FINANCIAL STATEMENTS      23

       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    3.49%      3.07%      3.08%
-------------------------------------------------------------------------
Six-month total return(2)                -1.43%     -0.93%      2.08%
-------------------------------------------------------------------------
One-year total return(2)                  5.45%      5.79%      8.88%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.53%      5.47%      5.69%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.29%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.64%      5.39%(3)   4.72%
-------------------------------------------------------------------------
Commencement date                      05/31/84   08/24/92   08/13/93
-------------------------------------------------------------------------

Distribution rate(4)                      5.34%      4.94%      4.95%
-------------------------------------------------------------------------
SEC Yield(5)                              5.73%      5.24%      5.25%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended June 30, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies, or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Fund's portfolio. Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/01                                                                             0.066
2/01                                                                             0.066
3/01                                                                             0.066
4/01                                                                             0.066
5/01                                                                             0.066
6/01                                                                             0.066

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2001                    DECEMBER 31, 2000
                                                                       -------------                    -----------------
FNMA                                                                       53.80                              60.20
GNMA                                                                       22.80                              20.10
FHLMC                                                                      15.30                              10.90
REMIC/CMO                                                                   4.80                               3.50
Treasury Securities                                                         3.30                               5.30

COUPON DISTRIBUTION

(as a percentage of long-term investments--June 30, 2001)
[BAR GRAPH]

                                                                          Coupon Distribution
less than 6.0%                                                                           3.00
6-6.9%                                                                                  43.60
7-7.9%                                                                                  39.80
8-8.9%                                                                                   8.00
9-9.9%                                                                                   3.20
10% or more                                                                              2.40

                                                                   [MUNDY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN U.S. GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. TED V. MUNDY
III, PORTFOLIO MANAGER, HAS MANAGED THE FUND FROM 2000 TO JULY 2001 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The Federal Reserve Board (the
"Fed") has been cutting short-term interest rates since the first week in January, hoping to stimulate spending and business activity in a slumping economy. Since then, the Fed has lowered the target federal funds rate on six separate occasions, resulting in a cumulative reduction of two-and-three-quarter percentage points.

    Naturally, the result of these cuts has been declining short-term interest rates. As short-term rates came down, the yield curve reverted back to a positive slope, after being inverted coming into the year (in other words, short-term rates were generally higher than long-term rates, which is the opposite of what typically occurs). For example, the yield on the 2-year Treasury note dropped from 5.10 percent on December 31, 2000, to just 4.24 percent on June 30, 2001. In comparison, the yield of the 30-year Treasury bond started the period at 5.46 percent and ended at 5.76 percent. Therefore, while long-term rates actually rose, short-term rates fell, which provided a bit of a boost to the performance of funds with a concentration of assets in securities with shorter maturities.

    This environment favored mortgage-backed securities, which have generally outperformed Treasuries and government agency securities over the first half of the year. Declining rates, however, increased prepayment activity on outstanding mortgages as homeowners took advantage of lower borrowing costs by refinancing their mortgages. This accelerated the prepayment rate of many of the mortgage pools that make up the mortgage-backed securities that the fund invests in. As a result, funds such as this experience a premature return of invested principal, which must be reinvested at the lower prevailing rates available in the marketplace.

    Investor demand for government and mortgage securities could be interpreted as a reaction to increased volatility in the stock market and concerns that a slowing national economy could continue to erode corporate earnings, making it more difficult for heavily leveraged companies to honor their debt obligations. Investor demand for high-quality fixed-income investments resulted in assets shifting out of stocks and into this market segment, adding price support in the government and investment-grade markets.

    For the reporting period, the fund generated a total return of 3.49 percent. This reflects a monthly dividend that was unchanged during the past six months and an increase in net asset value from $14.04 per share on December 31, 2000, to $14.12 per share on June 30, 2001.

    The fund continued to provide shareholders with an attractive level of income, as its monthly dividend of $.0660 per share translates to a distribution rate of 5.34 percent based on the fund's net asset value as of June 30, 2001. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more information, please visit www.vankampen.com or speak with your financial advisor. By comparison, the Merrill Lynch One- to Ten-Year Treasury Index generated a total return of 3.41 percent and the Lehman Brothers Mortgage Index posted a total return of 3.78 percent for the same period. The Merrill Lynch One- to Ten-Year Treasury Index is an unmanaged index made up of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of one to ten years. The Lehman Brothers Mortgage Index is an unmanaged, total return index made up of all fixed-rate securities backed by mortgage-backed securities. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN MANAGING THE PORTFOLIO?

A   Early in the year, we had taken a
defensive stance with regard to mortgage-backed securities, but we began to shift assets into this market segment in February and March of 2001, creating a higher exposure to mortgages. This shift contributed to the positive performance of the fund.

    Within this declining rate environment, we were very selective in adding new mortgage-backed positions. To protect the portfolio's income in the mortgage sector, our choices have favored mortgage securities with reduced prepayment characteristics, such as seasoned securities and securities from mortgage pools with relatively low loan balances.

    Also, we established a higher-than-average weighting in government agency securities along the shorter end of the yield curve. This portion of the market benefited from the Fed's moves to push down short-term interest rates (remember, as the price of a bond goes up, its yield goes down, and vice versa).

    Later in the second quarter, we expected a pullback in the mortgage sector, so we reduced our positions there and moved assets into agency securities with maturities in the 4- to 7-year range. As of June 30, 2001, the fund's portfolio composition was 3.3 percent of long-term investments in Treasuries, 6.7 percent of long-term investments in agency securities, and 90.0 percent in mortgage-backed securities.

    In general, the fund has had a higher concentration of assets at the shorter end of the maturity spectrum than it typically has (its average maturity as of June 30, 2001, was 4.4 years). This portfolio structure has been one of the key factors in the fund's positive performance over the reporting period.

Q  WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE FUND
    IN THE MONTHS AHEAD?

A   At the close of the period, we were
generally optimistic about the long-term prospects for the fixed-income markets. We believe we may see a more stable market moving forward, as the end of the Fed's easing cycle appears imminent. The market is already pricing in further interest rate cuts by the Fed, anticipating perhaps another one or two cuts of 25 basis points each.

    It seems likely that employment may be sluggish and consumer spending may drag until the effects of this year's rate cuts take a more full effect. Also, the government's new tax plan could boost the confidence level of investors later on in the third quarter and into the fourth quarter.

    In the near term, we will consider allocating a greater portion of the fund to mortgage-backed securities as interest rates level off. We do not foresee another significant prepayment wave in mortgages, unless we see 30-year mortgages come down closer to the 6.5 percent range.

    Also, even as the Fed ends its easing of short-term interest rates, we believe the yield curve is likely to remain biased towards a steep profile, favoring a shift into intermediate-term securities. The prospects for greater rate stability and an eventual rebound in the economy may bode well for fixed-income investors. If the stock markets continue to founder, the bond markets could provide an attractive investment alternative.

As of July 24, 2001, the fund is managed by the High Grade team of Van Kampen Asset Management Inc. (The "Adviser"). The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)       DESCRIPTION                       COUPON           MATURITY             VALUE
            COLLATERALIZED MORTGAGE OBLIGATIONS  4.6%
$   2,155   Federal Home Loan Mortgage
            Association Pools..............     9.250%         11/15/05         $    2,202,307
   10,000   Federal National Mortgage
            Association Pools..............     6.000          02/25/02             10,095,400
    9,000   Federal National Mortgage
            Association Pools..............     6.022          11/25/10              8,794,710
   29,000   Federal National Mortgage
            Association Pools..............     6.740          08/25/07             29,562,959
    8,696   Federal National Mortgage
            Association Pools..............     7.500          01/19/39              8,996,671
    8,871   Federal National Mortgage
            Association Pools (REMIC)
            (Principal Only)...............     *              02/25/23              6,554,012
   14,974   Federal National Mortgage
            Association Pools (REMIC)
            (Principal Only)...............     *              02/01/28             11,529,924
                                                                                --------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS........................       77,735,983
                                                                                --------------

            MORTGAGE BACKED SECURITIES  81.4%
   34,667   Federal Home Loan Mortgage 15
            Year Pools.....................     6.500    07/01/14 to 08/01/14       34,890,923
   10,300   Federal Home Loan Mortgage 30
            Year Pools.....................     5.000          01/15/04             10,330,591
   13,340   Federal Home Loan Mortgage 30
            Year Pools.....................     6.000          04/01/29             12,894,010
   10,852   Federal Home Loan Mortgage 30
            Year Pools.....................     6.500    03/01/29 to 10/01/29       10,732,063
   26,018   Federal Home Loan Mortgage 30
            Year Pools.....................     7.500    11/01/29 to 02/01/31       26,590,368
   37,906   Federal Home Loan Mortgage 30
            Year Pools.....................     8.000    12/01/19 to 02/01/30       39,448,739
   13,264   Federal Home Loan Mortgage 30
            Year Pools.....................     8.500    01/01/16 to 09/01/19       14,187,167
    8,266   Federal Home Loan Mortgage 30
            Year Pools.....................    10.000    12/01/08 to 08/01/21        8,859,861

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)       DESCRIPTION                       COUPON           MATURITY             VALUE

            MORTGAGE BACKED SECURITIES (CONTINUED)
$     212   Federal Home Loan Mortgage 30
            Year Pools.....................    10.250%         11/01/09         $      234,447
    7,575   Federal Home Loan Mortgage 30
            Year Pools.....................    11.000    10/01/04 to 01/01/21        8,309,648
       76   Federal Home Loan Mortgage 30
            Year Pools.....................    11.250          09/01/15                 85,179
   80,256   Federal National Mortgage
            Association 15 Year Pools
            (a)............................     6.000    07/01/12 to 09/01/14       79,457,477
   22,335   Federal National Mortgage
            Association 15 Year Pools......     6.500          11/01/13             22,485,919
   25,756   Federal National Mortgage
            Association 15 Year Pools......     7.000          03/01/15             26,258,110
    8,140   Federal National Mortgage
            Association 15 Year Pools......     7.500    03/01/15 to 11/01/15        8,382,617
   13,938   Federal National Mortgage
            Association 15 Year Pools......     8.500          08/01/14             14,441,976
  146,147   Federal National Mortgage
            Association Pools..............     6.000    06/01/28 to 09/01/29      140,864,240
  229,237   Federal National Mortgage
            Association Pools..............     6.500    06/01/22 to 07/01/29      226,439,500
  193,444   Federal National Mortgage
            Association Pools (a)..........     7.000    09/01/23 to 03/01/31      194,764,083
   91,977   Federal National Mortgage
            Association Pools..............     7.500    12/01/21 to 11/01/30       94,011,481
   15,404   Federal National Mortgage
            Association Pools..............     8.000    12/01/16 to 12/01/22       16,058,323
    3,878   Federal National Mortgage
            Association Pools..............     8.500    04/01/17 to 06/01/21        4,129,594
    4,897   Federal National Mortgage
            Association Pools..............     9.000    03/01/08 to 02/01/21        5,239,006
      638   Federal National Mortgage
            Association Pools..............     9.500          05/01/20                678,394
    2,308   Federal National Mortgage
            Association Pools..............    10.500    06/01/10 to 09/01/19        2,546,204
    1,699   Federal National Mortgage
            Association Pools..............    11.000    12/01/10 to 11/01/19        1,912,469
      489   Federal National Mortgage
            Association Pools..............    11.500    12/01/09 to 01/01/16          532,156
       28   Federal National Mortgage
            Association Pools..............    12.500          03/01/15                 30,843

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)       DESCRIPTION                       COUPON           MATURITY             VALUE

            MORTGAGE BACKED SECURITIES (CONTINUED)
$     869   Federal National Mortgage
            Association Pools..............    13.000%         06/01/15         $      966,484
        3   Government National Mortgage
            Association 15 Year II Pools...     8.500          05/20/02                  3,267
    9,498   Government National Mortgage
            Association II Pools...........     6.000          04/20/29              9,177,266
    9,322   Government National Mortgage
            Association II Pools...........     6.500    01/20/29 to 11/20/30        9,207,528
       50   Government National Mortgage
            Association II Pools...........     8.500          02/20/17                 52,241
    1,924   Government National Mortgage
            Association II Pools...........    10.500    01/20/14 to 05/20/19        2,143,671
    1,228   Government National Mortgage
            Association II Pools...........    11.000    09/20/13 to 08/20/19        1,374,189
      569   Government National Mortgage
            Association II Pools...........    11.500    08/20/13 to 07/20/19          636,819
      642   Government National Mortgage
            Association II Pools...........    12.000    08/20/13 to 12/20/15          727,968
      378   Government National Mortgage
            Association II Pools...........    12.500    10/20/13 to 09/20/15          435,276
   16,280   Government National Mortgage
            Association Pools..............     6.000    01/15/28 to 04/15/29       15,785,582
   72,893   Government National Mortgage
            Association Pools..............     6.500    04/15/26 to 04/20/31       72,227,171
   86,504   Government National Mortgage
            Association Pools..............     7.000    08/15/22 to 02/15/31       87,457,230
   72,672   Government National Mortgage
            Association Pools..............     7.500    01/15/17 to 02/15/30       74,695,848
   22,849   Government National Mortgage
            Association Pools..............     8.000    04/15/05 to 08/15/29       24,043,485
   16,229   Government National Mortgage
            Association Pools..............     8.500    04/15/06 to 06/15/23       17,195,672
   25,552   Government National Mortgage
            Association Pools..............     9.000    10/15/01 to 08/15/24       27,672,295
   14,754   Government National Mortgage
            Association Pools..............     9.500    06/15/09 to 11/15/22       16,266,394
    4,340   Government National Mortgage
            Association Pools..............    10.500    09/15/10 to 02/15/20        4,645,749
      729   Government National Mortgage
            Association Pools..............    11.000    03/15/10 to 12/15/18          822,999

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)       DESCRIPTION                       COUPON           MATURITY             VALUE

            MORTGAGE BACKED SECURITIES (CONTINUED)
$   1,030   Government National Mortgage
            Association Pools..............    11.500%   10/15/10 to 03/15/18   $    1,125,351
      646   Government National Mortgage
            Association Pools..............    12.000    07/15/11 to 07/15/15          714,405
      209   Government National Mortgage
            Association Pools..............    12.250    06/15/14 to 07/15/15          233,127
      828   Government National Mortgage
            Association Pools..............    12.500    04/15/10 to 08/15/15          927,174
      447   Government National Mortgage
            Association Pools..............    13.000    01/15/11 to 06/15/15          502,862
                                                                                --------------

            TOTAL MORTGAGE BACKED SECURITIES.................................    1,373,835,441
                                                                                --------------

            UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  6.5%
   10,000   Federal Home Loan Mortgage
            Association Pools..............     5.250          02/15/04             10,080,000
   40,000   Federal Home Loan Mortgage
            Association Pools..............     7.000          07/15/05             42,266,800
   26,500   Federal Home Loan Mortgage
            Association Pools..............     7.375          05/15/03             27,815,725
   10,000   Federal National Mortgage
            Association Pools..............     5.750          02/15/08              9,932,000
   10,000   Federal National Mortgage
            Association Pools..............     6.000          12/15/05             10,199,600
    8,000   Federal National Mortgage
            Association Pools..............     7.125          01/15/30              8,523,760
                                                                                --------------

            TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS................      108,817,885
                                                                                --------------

            UNITED STATES TREASURY OBLIGATIONS  3.1%
   10,000   United States Treasury Bond
            (a)............................     6.375          08/15/27             10,636,700
   19,700   United States Treasury Bond
            (a)............................     7.250          08/15/22             22,858,501
    9,000   United States Treasury Bond
            (a)............................     7.500          11/15/16             10,500,210
    7,500   United States Treasury Bond....     7.500          11/15/24              9,006,750
                                                                                --------------

            TOTAL UNITED STATES TREASURY OBLIGATIONS.........................       53,002,161
                                                                                --------------
TOTAL LONG-TERM INVESTMENTS  95.6%
  (Cost $1,589,920,501)......................................................    1,613,391,470

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                                  MARKET
DESCRIPTION                                                                       VALUE
REPURCHASE AGREEMENT  3.9%
  State Street Bank and Trust Co. ($66,568,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated 06/29/01, to be
    sold on 07/02/01 at $66,589,801) (Cost $66,568,000)....................   $   66,568,000
                                                                              --------------

TOTAL INVESTMENTS  99.5%
  (Cost $1,656,488,501)....................................................    1,679,959,470
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%................................        7,920,977
                                                                              --------------

NET ASSETS  100.0%.........................................................   $1,687,880,447
                                                                              ==============

 * Zero coupon bond

(a) Assets segregated as collateral for open forward and future transactions.

REMIC--Real Estate Mortgage Investment Conduits

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $1,656,488,501).....................  $1,679,959,470
Cash........................................................           5,810
Receivables:
  Interest..................................................      11,880,818
  Fund Shares Sold..........................................       3,184,806
  Investments Sold..........................................       1,004,805
  Variation Margin on Futures...............................         136,594
Other.......................................................         434,689
                                                              --------------
    Total Assets............................................   1,696,606,992
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       3,053,001
  Fund Shares Repurchased...................................       2,776,989
  Distributor and Affiliates................................         947,657
  Investment Advisory Fee...................................         727,456
Forward Commitments.........................................         555,060
Accrued Expenses............................................         424,012
Trustees' Deferred Compensation and Retirement Plans........         242,370
                                                              --------------
    Total Liabilities.......................................       8,726,545
                                                              --------------
NET ASSETS..................................................  $1,687,880,447
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,979,733,318
Net Unrealized Appreciation.................................      23,196,834
Accumulated Undistributed Net Investment Income.............         523,881
Accumulated Net Realized Loss...............................    (315,573,586)
                                                              --------------
NET ASSETS..................................................  $1,687,880,447
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,555,084,847 and 110,148,127 shares of
    beneficial interest issued and outstanding).............  $        14.12
    Maximum sales charge (4.75%* of offering price).........             .70
                                                              --------------
    Maximum offering price to public........................  $        14.82
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $111,435,575 and 7,913,823 shares of
    beneficial interest issued and outstanding).............  $        14.08
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,360,025 and 1,518,428 shares of
    beneficial interest issued and outstanding).............  $        14.07
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $53,945,665
Fee Income..................................................      882,980
                                                              -----------
    Total Income............................................   54,828,645
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    4,395,851
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,418,746, $519,596 and $106,934,
  respectively).............................................    2,045,276
Shareholder Services........................................      901,231
Custody.....................................................      152,314
Legal.......................................................       62,199
Trustees' Fees and Related Expenses.........................       18,108
Other.......................................................      250,745
                                                              -----------
    Total Expenses..........................................    7,825,724
    Less Credits Earned on Cash Balances....................       88,648
                                                              -----------
    Net Expenses............................................    7,737,076
                                                              -----------
NET INVESTMENT INCOME.......................................  $47,091,569
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 6,339,277
  Forward Commitments.......................................      848,465
  Futures...................................................     (300,867)
                                                              -----------
Net Realized Gain...........................................    6,886,875
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   21,127,286
  End of the Period:
    Investments.............................................   23,470,969
    Forward Commitments.....................................     (555,060)
    Futures.................................................      (56,772)
                                                              -----------
                                                               22,859,137
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,731,851
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 8,618,726
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $55,710,295
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   47,091,569      $  109,641,482
Net Realized Gain/Loss............................       6,886,875         (17,823,259)
Net Unrealized Appreciation During the Period.....       1,731,851          77,997,941
                                                    --------------      --------------
Change in Net Assets from Operations..............      55,710,295         169,816,164
                                                    --------------      --------------

Distributions from Net Investment Income:
  Class A Shares..................................     (43,963,305)       (100,803,525)
  Class B Shares..................................      (2,579,656)         (5,162,271)
  Class C Shares..................................        (532,230)           (990,245)
                                                    --------------      --------------
Total Distributions...............................     (47,075,191)       (106,956,041)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       8,635,104          62,860,123
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     167,550,418         162,057,922
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      28,121,631          59,750,187
Cost of Shares Repurchased........................    (205,157,551)       (561,997,405)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      (9,485,502)       (340,189,296)
                                                    --------------      --------------
TOTAL DECREASE IN NET ASSETS......................        (850,398)       (277,329,173)
NET ASSETS:
Beginning of the Period...........................   1,688,730,845       1,966,060,018
                                                    --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of $523,881
  and $845,200, respectively).....................  $1,687,880,447      $1,688,730,845
                                                    ==============      ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                     YEAR ENDED DECEMBER 31,
CLASS A SHARES                 JUNE 30,     ----------------------------------------------------
                             2001 (A) (B)   2000 (A)     1999       1998       1997       1996
                             -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $  14.04     $  13.52   $  14.46   $  14.62   $  14.46   $  14.95
                               --------     --------   --------   --------   --------   --------
  Net Investment Income.....        .40          .84        .90        .94       1.04       1.07
  Net Realized and
    Unrealized Gain/Loss....        .08          .50       (.92)      (.12)       .15       (.49)
                               --------     --------   --------   --------   --------   --------
Total from Investment
  Operations................        .48         1.34       (.02)       .82       1.19        .58
Less Distributions from and
  in Excess of Net
  Investment Income.........        .40          .82        .92        .98       1.03       1.07
                               --------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................   $  14.12     $  14.04   $  13.52   $  14.46   $  14.62   $  14.46
                               ========     ========   ========   ========   ========   ========

Total Return (c)............      3.49%*      10.24%      -.11%      5.77%      8.57%      4.10%
Net Assets at End of the
  Period (In millions)......   $1,555.1     $1,582.0   $1,817.0   $2,079.6   $2,264.8   $2,560.1
Ratio of Operating Expenses
  to Average Net Assets (d)
  (e).......................       .87%         .92%       .91%       .90%       .90%       .90%
Ratio of Interest Expense to
  Average Net Assets........         --         .05%       .07%       .04%       .08%       .02%
Ratio of Net Investment
  Income to Average Net
  Assets (d)................      5.65%        6.23%      6.50%      6.45%      7.26%      7.38%
Portfolio Turnover (Excludes
  dollar rolls and forward
  commitment
  transactions).............        24%*         44%       112%        82%       104%        64%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.95% to 5.65%. Per share, ratios, and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% and .02% for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                   YEAR ENDED DECEMBER 31,
CLASS B SHARES                  JUNE 30,     ------------------------------------------------
                              2001 (A) (B)   2000 (A)     1999      1998      1997      1996
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $14.02       $13.50     $14.44    $14.61    $14.45    $14.95
                                 ------       ------     ------    ------    ------    ------
  Net Investment Income......       .34          .74        .75       .82       .92       .95
  Net Realized and Unrealized
    Gain/Loss................       .07          .50       (.88)     (.13)      .16      (.50)
                                 ------       ------     ------    ------    ------    ------
Total from Investment
  Operations.................       .41         1.24       (.13)      .69      1.08       .45
Less Distributions from and
  in Excess of Net Investment
  Income.....................       .35          .72        .81       .86       .92       .95
                                 ------       ------     ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $14.08       $14.02     $13.50    $14.44    $14.61    $14.45
                                 ======       ======     ======    ======    ======    ======

Total Return (c).............     3.07%*       9.36%      -.92%     4.87%     7.71%     3.24%
Net Assets at End of the
  Period (In millions).......    $111.4       $ 86.1     $130.4    $284.2    $359.0    $414.8
Ratio of Operating Expenses
  to Average Net Assets (d)
  (e)........................     1.69%        1.70%      1.71%     1.72%     1.72%     1.73%
Ratio of Interest Expense to
  Average Net Assets.........        --         .05%       .07%      .04%      .08%      .02%
Ratio of Net Investment
  Income to Average Net
  Assets (d).................     4.83%        5.47%      5.73%     5.63%     6.44%     6.55%
Portfolio Turnover (Excludes
  dollar rolls and forward
  commitment transactions)...       24%*         44%       112%       82%      104%       64%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.13% to 4.83%. Per share, ratios, and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% and .02% for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                  YEAR ENDED DECEMBER 31,
CLASS C SHARES                 JUNE 30,     ------------------------------------------------
                              2001 (A)(B)   2000 (A)     1999      1998      1997      1996
                              --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $14.00       $13.50     $14.44    $14.61    $14.45    $14.95
                                ------       ------     ------    ------    ------    ------
  Net Investment Income......      .34          .73        .78       .82       .91       .94
  Net Realized and Unrealized
    Gain/Loss................      .08          .49       (.91)     (.13)      .17      (.49)
                                ------       ------     ------    ------    ------    ------
Total from Investment
  Operations.................      .42         1.22       (.13)      .69      1.08       .45
Less Distributions from and
  in Excess of Net Investment
  Income.....................      .35          .72        .81       .86       .92       .95
                                ------       ------     ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $14.07       $14.00     $13.50    $14.44    $14.61    $14.45
                                ======       ======     ======    ======    ======    ======

Total Return (c).............    3.08%*       9.29%      -.92%     4.87%     7.71%     3.24%
Net Assets at End of the
  Period (In millions).......   $ 21.4       $ 20.6     $ 19.3    $ 18.0    $ 14.2    $ 14.3
Ratio of Operating Expenses
  to Average Net Assets (d)
  (e)........................    1.69%        1.68%      1.72%     1.72%     1.72%     1.72%
Ratio of Interest Expense to
  Average Net Assets.........       --         .05%       .07%      .04%      .08%      .02%
Ratio of Net Investment
  Income to Average Net
  Assets (d).................    4.88%        5.46%      5.66%     5.63%     6.41%     6.55%
Portfolio Turnover (Excludes
  dollar rolls and forward
  commitment transactions)...      24%*         44%       112%       82%      104%       64%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.13% to 4.83%. Per share, ratios, and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%

(e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% and .02% for the six months ended June 30, 2001 and the year ended December 31, 2000, respectively.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Fund (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C Shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. During the six months ended June 30, 2001, the Fund did not invest in reverse repurchase agreements.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Fund

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $337,697 reduction in cost of securities and a corresponding $337,697 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $2,495,909, increase net unrealized appreciation by $2,347,620, and decrease net realized loss by $148,289. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $322,805,911 which will expire between December 31, 2001 and December 31, 2008. Of this amount, $45,902,032 will expire on December 31, 2001. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of losses recognized for tax purposes on open futures contracts at June 30, 2001.

    At June 30, 2001, for federal income tax purposes the cost of long- and short-term investments is $1,658,836,121, the aggregate gross unrealized appreciation is $31,352,261 and the aggregate gross unrealized depreciation is $10,228,912, resulting in net unrealized appreciation on long- and short-term investments of $21,123,349.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Fund's custody fee was reduced by $88,648 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .550%
Next $500 million...........................................       .525%
Next $2 billion.............................................       .500%
Next $2 billion.............................................       .475%
Next $2 billion.............................................       .450%
Next $2 billion.............................................       .425%
Over $9 billion.............................................       .400%

    For the six months ended June 30, 2001, the Fund recognized expenses of approximately $25,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $95,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $712,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $183,696 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $1,793,394,979, $163,503,114 and
$22,835,225 for Classes A, B and C, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    7,939,400    $ 112,561,982
  Class B...............................................    3,219,212       45,472,728
  Class C...............................................      673,454        9,515,708
                                                          -----------    -------------
Total Sales.............................................   11,832,066    $ 167,550,418
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,846,744    $  26,149,773
  Class B...............................................      116,588        1,647,268
  Class C...............................................       23,001          324,590
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,986,333    $  28,121,631
                                                          ===========    =============
Repurchases:
  Class A...............................................  (12,280,413)   $(173,896,423)
  Class B...............................................   (1,564,043)     (22,088,602)
  Class C...............................................     (650,161)      (9,172,526)
                                                          -----------    -------------
Total Repurchases.......................................  (14,494,617)   $(205,157,551)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At December 31, 2000, capital aggregated $1,828,579,647, $138,471,720 and
$22,167,453 for Classes A, B and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    9,536,053    $ 129,362,849
  Class B...............................................    1,617,551       22,073,459
  Class C...............................................      781,697       10,621,614
                                                          -----------    -------------
Total Sales.............................................   11,935,301    $ 162,057,922
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    4,246,731    $  56,319,565
  Class B...............................................      219,014        2,884,388
  Class C...............................................       40,942          546,234
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,506,687    $  59,750,187
                                                          ===========    =============
Repurchases:
  Class A...............................................  (35,495,557)   $(479,422,570)
  Class B...............................................   (5,352,360)     (72,087,983)
  Class C...............................................     (776,720)     (10,486,852)
                                                          -----------    -------------
Total Repurchases.......................................  (41,624,637)   $(561,997,405)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares are purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares are purchased. For the six months ended June 30, 2001 and the year ended December 31, 2000, 514,244 and 2,277,570 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule:

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $64,500 and CDSC on redeemed shares of approximately $115,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, were $390,350,906 and $444,302,272, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the six months ended June 30, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................        156
Futures Opened..............................................      2,881
Futures Closed..............................................     (2,668)
                                                                 ------
Outstanding at June 30, 2001................................        369
                                                                 ======

    The futures contracts outstanding as of June 30, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts:
  US Treasury Notes 10 Year Futures, September 2001 (Current
    Notional Value $103,016 per contract)...................     296         $(57,329)
Long Contracts:
  US Treasury Notes 5 Year Futures, September 2001 (Current
    Notional Value $103,344 per contract)...................      73              557
                                                                 ---         --------
                                                                 369         $(56,772)
                                                                 ===         ========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments.

    The following forward purchase commitments were outstanding as of June 30, 2001:

PAR                                                                          UNREALIZED
AMOUNT                                                        CURRENT       APPRECIATION/
(000)     DESCRIPTION                                          VALUE        DEPRECIATION
$29,500   FNMA July Forward, 6.00%......................    $ 29,057,500      $(206,094)
 27,300   FNMA July Forward, 7.00%......................      27,444,963       (141,900)
 52,300   FNMA July Forward, 7.50%......................      53,362,213       (127,146)
 32,000   FHLMC July Forward, 7.00%.....................      32,190,080        (79,920)
                                                            ------------      ---------
                                                            $142,054,756      $(555,060)
                                                            ------------      ---------

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts. There were no closed but unsettled forward commitments open as of June 30, 2001.

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or branches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended June 30, 2001, are payments retained by Van Kampen of approximately $476,000 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser of approximately $56,700.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
40, 340, 540                                                     3543H01-AP-8/01
USGF SAR 8/01